                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                           PAGE 1
                       MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                             NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                      $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                      28.11%
    (ii)  Class A-1 Notes Balance                                                 $85,300,000.00
    (iii) Class A-1 Notes Rate                                                           5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                      34.41%
    (ii)  Class A-2 Notes Balance                                                $104,427,000.00
    (iii) Class A-2 Notes Rate                                                             5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                      33.47%
    (ii)  Class A-3 Notes Balance                                                $101,576,574.00
    (iii) Class A-3 Notes Rate                                                             6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                  4.00%
    (ii)  Class B Certificates Balance                                            $12,137,649.00
    (iii) Class B Certificates Rate                                                        6.35%
(F) Servicing Fee Rate                                                                     1.00%
(G) Weighted Average Coupon (WAC)                                                          8.51%
(H) Weighted Average Original Maturity (WAOM)                                              54.09   months
(I) Weighted Average Remaining Maturity (WAM)                                              42.79   months
(J) Number of Receivables                                                                 32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                       2.00%
    (ii)  Reserve Account Initial Deposit                                          $6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25%
          loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
            (a) Percent of Initial Pool Balance                                            2.00%
            (b) Percent of Remaining Pool Balance                                          3.25%
            (c) Trigger Percent of Remaining Pool Balance                                  6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                      $150,799,606.15
(B) Total Note and Certificate Pool Factor                                             0.4969648
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                           $0.00
    (ii) Class A-1 Notes Pool Factor                                                   0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                  $37,085,383.15
    (ii) Class A-2 Notes Pool Factor                                                   0.3551321
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                 $101,576,574.00
    (ii) Class A-3 Notes Pool Factor                                                   1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                             $12,137,649.00
    (ii) Class B Certificates Pool Factor                                              1.0000000
(G) Reserve Account Balance                                                        $6,068,824.46
(H) Cumulative Net Losses for All Prior Periods                                    $1,082,830.82
(I) Net Loss Ratio for Second Preceding Period                                             0.91%
(J) Net Loss Ratio for Preceding Period                                                    0.18%
(K) Delinquency Ratio for Second Preceding Period                                          0.40%
(L) Delinquency Ratio for Preceding Period                                                 0.37%
(M) Weighted Average Coupon (WAC)                                                          8.54%
(N) Weighted Average Remaining Maturity (WAM)                                              32.08   months
(O) Number of Receivables                                                                 22,474
                                    5

                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                           PAGE 2
                       MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                             NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                    $7,853,296.27
    (ii)  Prepayments in Full                                                               0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                    0.00
    (iv) Other Refunds Related to Principal                                                 0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                        996,283.89
    (ii)  Repurchased Loan Proceeds Related to Interest                                     0.00
(C) Weighted Average Coupon (WAC)                                                          8.54%
(D) Weighted Average Remaining Maturity (WAM)                                              31.42   months
(E) Remaining Number of Receivables                                                       21,732
(F) Delinquent Receivables
                                                 Dollar Amount                #  Units
                                                 -------------                --------
    (i)  30-59 Days Delinquent                     2,565,084       1.80%         362       1.67%
    (ii)  60-89 Days Delinquent                      580,107       0.41%          88       0.40%
    (iii) 90 Days or More Delinquent                 204,141       0.14%          27       0.12%

(G) Repossessions
                                                   Dollar Amount               #  Units
                                                   -------------               --------
                                                      91,789       0.06%          11       0.05%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income                                                 $26,170.12
(B) Aggregate Net Losses before Liquidation Proceeds
       and Recoveries for Collection Period                                           124,213.39
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                    20,600.00
    (ii)  Liquidation Proceeds Related to Interest                                          0.00
    (iii) Recoveries on Previously Liquidated Contracts                                58,837.00
(D) Aggregate Net Losses for Collection Period                                         44,776.39
(E) Actual Number of Days in Interest Period                                               31.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                             $996,283.89
(B) Liquidation Proceeds Related to Interest                                                0.00
(C) Repurchased Loan Proceeds Related to Interest                                           0.00
(D) Recoveries from Prior Month Charge Offs                                            58,837.00
(E) Investment Earnings from the Reserve Account                                       26,170.12
(F) Total Interest Collections                                                      1,081,291.01

Principal:
(G) Principal Payments Received                                                    $7,853,296.27
(H) Liquidation Proceeds Related to Principal                                          20,600.00
(I) Repurchased Loan Proceeds Related to Principal                                          0.00
(J) Other Refunds Related to Principal                                                      0.00
(K) Total Principal Collections                                                     7,873,896.27

(L) Total Collections                                                              $8,955,187.28

II. DISTRIBUTIONS                                                                                          Per $1,000 of
-----------------                                                                                       Original Balance
                                                                                                        ----------------
(A) Total Interest Collections                                                            $1,081,291.01
(B) Servicing Fee                                                                           $125,666.34             0.41

Interest                                                                                                   Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                    Original Balance
                                                                                                        ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                                    $0.00                0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                          0.00                0
                                                                                          -------------
    (iii) Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)                    $0.00                0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                              $182,336.47      1.746066316
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                    182,336.47      1.746066316
                                                                                          -------------
    (iii) Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)                    $0.00                0
                                    6

                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                           PAGE 3
                       MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                             NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996

(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                              $516,347.58      5.083333333
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                    516,347.58      5.083333333
                                                                                          -------------
    (iii) Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)                    $0.00                0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                          $64,228.39      5.291666667
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)                64,228.39      5.291666667
                                                                                          -------------
    (iii) Class B Certificates Monthly Interest Shortfall (after reserve fund draw)               $0.00                0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                      $762,912.44
(H) Excess Interest                                                                         $192,712.23

Principal
(I) Total Principal Collections                                                           $7,873,896.27
(J) Draw on Reserve Fund for realized losses                                                 103,613.39
(K) Total Amount Available for Principal Distribution                                     $7,977,509.66    Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                   Original Balance
    (i)   Class A-1 Notes Monthly Principal Due                                                    0.00                0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                         0.00                0
    (iii) Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00                0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                            7,977,509.66      76.39317092
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                 7,977,509.66      76.39317092
    (iii) Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00                0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                                    0.00                0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                         0.00                0
    (iii) Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                    0.00                0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                               0.00                0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                    0.00                0
    (iii) Class B Certificates Monthly Principal Shortfall (after reserve fund draw)               0.00                0
(P) Total Note and Certificate Principal Paid                                              7,977,509.66
(Q) Total Distributions                                                                    8,866,088.44
(R) Excess Servicing Releases from Reserve Account to Servicer                                89,098.84
(S) Amount of Draw from Reserve Account                                                      103,613.39
(T) Draw from Reserve Account plus Total Available Amount                                  9,058,800.67

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------                                              Beginning            End
                                                                                          of Period         of Period
(A) Balances and Principal Factors                                                  -------------------  ---------------
    (i)    Total Portfolio Balance                                                      $150,799,606.15  $142,822,096.49
    (ii)   Total Note  and  Certificate Pool Factor                                           0.4969648        0.4706747
    (iii)  Class A-1 Notes Balance                                                                 0.00             0.00
    (iv)   Class A-1 Notes Pool Factor                                                        0.0000000        0.0000000
    (v)    Class A-2 Notes Balance                                                        37,085,383.15    29,107,873.49
    (vi)   Class A-2 Notes Pool Factor                                                        0.3551321        0.2787390
    (vii)  Class A-3 Notes Balance                                                       101,576,574.00   101,576,574.00
    (viii) Class A-3 Notes Pool Factor                                                        1.0000000        1.0000000
    (ix)   Class B Certificates Balance                                                   12,137,649.00    12,137,649.00
    (x)    Class B Certificate Pool Factor                                                    1.0000000        1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                           8.54%            8.54%
    (ii)  Weighted Average Remaining Maturity (WAM)                                               32.08            31.42
                                                                                                 months           months
    (iii) Remaining Number of Receivables                                                        22,474           21,732
    (iv)  Portfolio Receivable Balance                                                  $150,799,606.15  $142,822,096.49

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A) Beginning Reserve Account Balance                                             $6,068,824.46
(B) Draw for Realized losses                                                         103,613.39
(C) Draw for Servicing Fee                                                                 0.00
(D) Draw for Class A-1 Notes Interest Amount                                               0.00
(E) Draw for Class A-2 Notes Interest Amount                                               0.00
(F) Draw for Class A-3 Notes Interest Amount                                               0.00
(G) Draw for Class B Certificates Interest Amount                                          0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                         103,613.39
(I) Excess Interest                                                                  192,712.23
(J) Reserve Account Balance Prior to Release                                       6,157,923.30
                                    7

                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                           PAGE 4
                       MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                             NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996

(K) Reserve Account Required Amount                                                6,068,824.46

(L) Final Reserve Account Required Amount                                          6,068,824.46

(M) Reserve Account Release to Servicer                                               89,098.84

(N) Ending Reserve Account Balance                                                 6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period                                               $124,213.39
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                   20,600.00
    (ii)  Liquidation Proceeds Related to Interest                                         0.00
    (iii) Recoveries on Previously Liquidated Contracts                               58,837.00
(C) Aggregate Net Losses for Collection Period                                        44,776.39
(D) Net Loss Ratio for Collection Period (annualized)                                      0.37%
(E) Cumulative Net Losses for all Periods                                          1,127,607.21
(F) Delinquent Receivables
                                                 Dollar Amount                #  Units
                                                 -------------                --------
    (i)  30-59 Days Delinquent                     2,565,084       1.80%         362       1.67%
    (ii)  60-89 Days Delinquent                      580,107       0.41%          88       0.40%
    (iii) 90 Days or More Delinquent                 204,141       0.14%          27       0.12%

(G) Repossessions
                                                  Dollar Amount                #  Units
                                                  -------------                --------
                                                      91,789       0.06%          11       0.05%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                                 0.91%
    (ii) Preceding Collection Period                                                       0.18%
    (iii) Current Collection Period                                                        0.37%
    (iv) Three Month Average (Avg(i,ii,iii))                                               0.49%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                 0.40%
    (ii) Preceding Collection Period                                                       0.37%
    (iii) Current Collection Period                                                        0.55%
    (iv) Three Month Average (Avg(i,ii,iii))                                               0.44%

(C) Loss and Delinquency Trigger Indicator                                Trigger was not hit


The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.


/s/ Richard E. Grimmer                           /s/ James D. Rudolphi
---------------------------------------          ------------------------------
Richard E. Grimmer                               James D. Rudolphi
Senior Vice President and Controller             Vice President

                                    8